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                                                                       EXHIBIT 6

                        AGREEMENT REGARDING JOINT FILING

     Pursuant to Securities and Exchange Commission Regulation 240.13d-1(k)(l), the undersigned persons agree that a statement may be filed on behalf of each of the undersigned persons by CFE, Inc. with respect to the Preferred Stock and Common Stock of United Road Services, Inc. Further, each of the undersigned agrees that CFE, Inc., by any of its duly elected officers, shall be authorized to sign from time to time on behalf of the undersigned, any amendments to this
Schedule 13D or any statements on Schedule 13G relating to United Road Services, Inc. which may be necessary or appropriate from time to time.

Dated:  July 28, 2000

                                   CFE, INC., a Delaware corporation

                                       /s/ Robert O. O'Reilly
                                   By: ___________________________________
                                       Name:   Robert O. O'Reilly, Sr.
                                       Title:  Vice President


                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   a New York corporation

                                       /s/ Robert O. O'Reilly
                                   By: ____________________________________
                                       Name:   Robert O. O'Reilly, Sr.
                                       Title:  Attorney-in-fact


                                   GENERAL ELECTRIC CAPITAL SERVICES, INC., a Delaware corporation

                                       /s/ Robert O. O'Reilly
                                   By: ____________________________________
                                       Name:   Robert O. O'Reilly, Sr.
                                       Title:  Attorney-in-fact




                                   GENERAL ELECTRIC CAPITAL SERVICES, INC., a New York corporation

                                       /s/ Robert O. O'Reilly
                                   By: ____________________________________
                                       Name:   Robert O. O'Reilly, Sr.
                                       Title:  Attorney-in-fact